UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

March 20, 2019

Fox Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-38776	83-1825597
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Definitive Agreement

As previously disclosed in the Current Report on Form 8-K of Fox Corporation (the “Company”) filed on March 15, 2019 with the Securities and Exchange Commission (the “Commission”), the Company entered into a 364-Day Bridge Term Loan Agreement (the “Bridge Credit Agreement”) on March 15, 2019 with the initial lenders named therein (the “Bridge Lenders”), Goldman Sachs Bank USA, as Administrative Agent, Sole Lead Arranger and Sole Bookrunner, and Citibank, N.A. and Deutsche Bank Securities Inc., as Co-Syndication Agents. As permitted under the terms of the Bridge Credit Agreement, the Company terminated the Bridge Credit Agreement on March 20, 2019. In connection with the termination of the Bridge Credit Agreement, all accrued and unpaid fees thereunder were paid in full and all commitments thereunder were terminated. The Company did not request any borrowings under the Bridge Credit Agreement.

In the ordinary course of their respective businesses, one or more of the Bridge Lenders, or their affiliates, have or may have various relationships with the Company or its subsidiaries involving the provision of a variety of financial services, including cash management, commercial banking, investment banking, advisory or other financial services, for which they received, or will receive, customary fees and expenses. In addition, the Company and its subsidiaries may have entered into or may enter into in the future certain engagements with one or more Bridge Lenders or their affiliates relating to specific endeavors.

A description of the Bridge Credit Agreement is set forth under “Item 1.01. Entry into a Material Definitive Agreement—Bridge Credit Agreement” in the Company’s Current Report on Form 8-K filed with the Commission on March 15, 2019 and is incorporated by reference in this Item 1.02.

Item 8.01.	Other Events.

On March 20, 2019, the Company issued a press release relating to, among other things, various payments made and received by the Company pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of June 20, 2018 (the “Combination Merger Agreement”), among Twenty-First Century Fox, Inc. (“21CF”), The Walt Disney Company (“Disney”) and certain of their subsidiaries in connection with the transactions contemplated thereby, including the Company’s payment of an $8.5 billion dividend to 21CF and receipt of a $2.0 billion cash payment from Disney, and the final determination and payment of the taxes for which the Company is responsible pursuant to the Combination Merger Agreement and the transactions contemplated thereby. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release of Fox Corporation, dated March 20, 2019.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Corporation

By:	/s/ Viet D. Dinh
Name: Viet D. Dinh
Title: Chief Legal and Policy Officer

March 21, 2019

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